UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 29, 2004 (Date of earliest event reported)
Elamex, S.A. de C.V. (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	0-27992 (Commission File Number)	N/A (IRS Employer Indentification Number)
	1800 Northwestern Dr (Address of principal executive offices)	79912 (Zip Code)
Registrant's telephone number, including area code: (915)298-3061

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Elamex, S.A. de C.V. dated July 29, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004	ELAMEX, S.A. DE C.V. By: /s/ Samuel L. Henry Samuel L. Henry Vice President and Chief Financial Officer